Exhibit 99.1

Contacts:

Media Contact	Investor Contact
David Grip	Brian Denyeau
AspenTech	ICR
+1 781-221-5273	+1 646-277-1251
david.grip@aspentech.com	brian.denyeau@icrinc.com

Aspen Technology Announces Financial Results for the
Third Quarter of Fiscal 2018

Bedford, Mass. - April 25, 2018 - Aspen Technology, Inc. (NASDAQ: AZPN), the asset optimization software company, today announced financial results for its third quarter of fiscal year 2018, ended March 31, 2018.

“AspenTech’s third quarter reflected good execution across the company and a solid demand environment, resulting in strong financial results. The quarter was highlighted by strong performance among our owner-operator customers and continued momentum of our APM suite. We are also pleased with growing customer interest in our APM products across a number of geographies and industries,” said Antonio Pietri, President and Chief Executive Officer of AspenTech.

Third Quarter Fiscal 2018 and Recent Business Highlights

•
Annual spend, which the company defines as the annualized value of all term license and maintenance contracts at the end of the quarter, was approximately $480 million at the end of the third quarter of fiscal 2018, which increased 6.3% compared to the third quarter of fiscal 2017 and 2.3% sequentially.

•	GAAP operating margin was 40.6%, compared to 43.8% in the third quarter of fiscal 2017. Non-GAAP operating margin was 45.6%, compared to 48.1% in the third quarter of fiscal 2017.

•	AspenTech repurchased approximately 650,000 shares of its common stock for $50.0 million in the third quarter of fiscal 2018.

Summary of Third Quarter Fiscal Year 2018 Financial Results

AspenTech’s total revenue of $125.9 million included:

•	Subscription and software revenue was $118.1 million in the third quarter of fiscal 2018, an increase from $111.7 million in the third quarter of fiscal 2017.

•	Services and other revenue was $7.7 million in the third quarter of fiscal 2018, compared to $7.6 million in the third quarter of fiscal 2017.

For the quarter ended March 31, 2018, AspenTech reported income from operations of $51.2 million, compared to income from operations of $52.3 million for the quarter ended March 31, 2017.

Net income was $37.8 million for the quarter ended March 31, 2018, leading to net income per share of $0.52, compared to net income per share of $0.47 in the same period last fiscal year.

Non-GAAP income from operations, which adds back the impact of stock-based compensation expense, amortization of intangibles associated with acquisitions and acquisition related fees, was $57.4 million for the third quarter of fiscal 2018, compared to non-GAAP income from operations of $57.4 million in the same period last fiscal year. Non-GAAP net income was $42.3 million, or $0.58 per share, for the third quarter of fiscal 2018, compared to non-GAAP net income of $39.4 million, or $0.52 per share, in the same period last fiscal year. A reconciliation of GAAP to non-GAAP results is presented in the financial tables included in this press release.

AspenTech had cash and marketable securities of $71.1 million and borrowings of $170.0 million at March 31, 2018.

During the third quarter, the company generated $73.1 million in cash flow from operations and $78.1 million in free cash flow. Free cash flow is calculated as net cash provided by operating activities adjusted for the net impact of: purchases of property, equipment and leasehold improvements; capitalized computer software development costs; non-capitalized acquired technology, excess tax benefits from stock-based compensation, and other nonrecurring items, such as acquisition or litigation related payments.

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

Management considers both GAAP and non-GAAP financial results in managing AspenTech’s business. As the result of adoption of new licensing models, management believes that a number of AspenTech’s performance indicators based on GAAP, including revenue, gross profit, operating income and net income, should be viewed in conjunction with certain non-GAAP and other business measures in assessing AspenTech’s performance, growth and financial condition. Accordingly, management utilizes a number of non-GAAP and other business metrics, including the non-GAAP metrics set forth in this press release, to track AspenTech’s business performance. None of these non-GAAP metrics should be considered as an alternative to any measure of financial performance calculated in accordance with GAAP.

Conference Call and Webcast

AspenTech will host a conference call and webcast today, April 25, 2018, at 4:30 p.m. (Eastern Time), to discuss the company's financial results for the third quarter fiscal year 2018 as well as the company’s business outlook.
The live dial-in number is (866) 604-6127 or (443) 961-0460, conference ID code 2986139. Interested parties may also listen to a live webcast of the call by logging on to the Investor Relations section of AspenTech’s website, http://ir.aspentech.com/, and clicking on the “webcast” link. A replay of the call will be archived on AspenTech’s website and will also be available via telephone at (855) 859-2056 or (404) 537-3406, conference ID code 2986139, through May 25, 2018.
About AspenTech
AspenTech is a leading software supplier for optimizing asset performance. Our products thrive in complex, industrial environments where it is critical to optimize the asset design, operation and maintenance lifecycle. AspenTech uniquely combines decades of process modeling expertise with big data machine-learning. Our purpose-built software platform automates knowledge work and builds sustainable competitive advantage by delivering high returns over the entire asset lifecycle. As a result, companies in capital-intensive industries can maximize uptime and push the limits of performance, running their assets faster, safer, longer and greener. Visit AspenTech.com to find out more.

Forward-Looking Statements

The second paragraph of this press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may vary significantly from AspenTech’s expectations based on a number of risks and uncertainties, including, without limitation:  AspenTech’s failure to increase usage and product adoption of aspenONE offerings or grow the aspenONE APM business, and failure to continue to provide innovative, market-leading solutions; the demand for, or usage of, aspenONE software declines for any reason, including declines due to adverse changes in the capital-intensive process industries; unfavorable economic and market conditions or a lessening demand in the market for asset process optimization software; and other risk factors described from time to time in AspenTech’s periodic reports filed with the Securities and Exchange Commission.  AspenTech cannot guarantee any future results, levels of activity, performance, or achievements. AspenTech expressly disclaims any obligation to update forward-looking statements after the date of this press release.

© 2018 Aspen Technology, Inc. AspenTech, aspenONE and the Aspen leaf logo are registered trademarks of Aspen Technology, Inc. All rights reserved. All other trademarks are property of their respective owners.

Source: Aspen Technology, Inc.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited in thousands, except per share data)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2018	2017	2018	2017
Revenue:
Subscription and software	$118,126	$111,717	$351,540	$338,077
Services and other	7,745	7,560	22,014	21,184
Total revenue	125,871	119,277	373,554	359,261
Cost of revenue:
Subscription and software	5,817	5,521	17,086	15,766
Services and other	6,959	6,746	20,511	19,586
Total cost of revenue	12,776	12,267	37,597	35,352
Gross profit	113,095	107,010	335,957	323,909
Operating expenses:
Selling and marketing	25,924	22,269	73,875	66,123
Research and development	21,584	20,348	60,863	57,577
General and administrative	14,430	12,120	42,284	37,140
Total operating expenses	61,938	54,737	177,022	160,840
Income from operations	51,157	52,273	158,935	163,069
Interest income	23	176	204	665
Interest (expense)	(1,485)	(959)	(3,952)	(2,721)
Other (expense) income, net	(104)	(56)	(958)	1,287
Income before provision for income taxes	49,591	51,434	154,229	162,300
Provision for income taxes	11,756	15,600	43,561	54,455
Net income	$37,835	$35,834	$110,668	$107,845
Net income per common share:
Basic	$0.53	$0.47	$1.53	$1.40
Diluted	$0.52	$0.47	$1.51	$1.39
Weighted average shares outstanding:
Basic	71,828	75,676	72,402	77,221
Diluted	72,663	76,182	73,136	77,652

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited in thousands, except share data)

	March 31, 2018	June 30, 2017
ASSETS
Current assets:
Cash and cash equivalents	$71,075	$101,954
Accounts receivable, net	27,755	27,670
Prepaid expenses and other current assets	9,827	12,061
Prepaid income taxes	2,506	4,501
Total current assets	111,163	146,186
Property, equipment and leasehold improvements, net	10,703	13,400
Computer software development costs, net	664	667
Goodwill	76,016	51,248
Intangible assets, net	36,045	20,789
Non-current deferred tax assets	9,900	14,352
Other non-current assets	1,516	1,300
Total assets	$246,007	$247,942
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$5,823	$5,467
Accrued expenses and other current liabilities	40,319	48,149
Income taxes payable	413	1,603
Borrowings under credit agreement	170,000	140,000
Current deferred revenue	261,222	272,024
Total current liabilities	477,777	467,243
Non-current deferred revenue	27,312	28,335
Other non-current liabilities	19,524	13,148
Commitments and contingencies (Note 15)
Series D redeemable convertible preferred stock, $0.10 par value— Authorized— 3,636 shares as of March 31, 2018 and June 30, 2017 Issued and outstanding— none as of March 31, 2018 and June 30, 2017	—	—
Stockholders’ deficit:
Common stock, $0.10 par value— Authorized—210,000,000 shares Issued— 102,936,605 shares at March 31, 2018 and 102,567,129 shares at June 30, 2017 Outstanding— 71,545,642 shares at March 31, 2018 and 73,421,153 shares at June 30, 2017	10,294	10,257
Additional paid-in capital	706,554	687,479
Retained earnings	267,188	156,520
Accumulated other comprehensive income	3,857	1,459
Treasury stock, at cost—31,390,963 shares of common stock at March 31, 2018 and 29,145,976 shares at June 30, 2017	(1,266,499)	(1,116,499)
Total stockholders’ deficit	(278,606)	(260,784)
Total liabilities and stockholders’ deficit	$246,007	$247,942

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited in thousands)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2018	2017	2018	2017
Cash flows from operating activities:
Net income	$37,835	$35,834	$110,668	$107,845
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,544	1,693	4,902	4,993
Net foreign currency (gains) losses	96	281	1,086	(2,020)
Stock-based compensation	5,353	4,677	17,222	14,307
Deferred income taxes	171	987	4,467	1,169
Provision for bad debts	1,401	169	1,373	225
Tax benefits from stock-based compensation	—	1,312	—	2,344
Excess tax benefits from stock-based compensation	—	(1,312)	—	(2,344)
Other non-cash operating activities	107	390	314	430
Changes in assets and liabilities:
Accounts receivable	(4,620)	(17,438)	(964)	(14,944)
Prepaid expenses, prepaid income taxes, and other assets	3,949	(13)	4,908	3,648
Accounts payable, accrued expenses, income taxes payable and other liabilities	(2,656)	1,863	(4,448)	6,947
Deferred revenue	29,887	27,178	(11,699)	(13,562)
Net cash provided by operating activities	73,067	55,621	127,829	109,038
Cash flows from investing activities:
Purchases of marketable securities	—	—	—	(683,748)
Maturities of marketable securities	—	55,837	—	669,216
Purchases of property, equipment and leasehold improvements	(61)	(777)	(217)	(2,151)
Payments for business acquisitions, net of cash acquired	(22,900)	—	(33,700)	(36,171)
Payments for capitalized computer software costs	57	(26)	(299)	(126)
Net cash provided by (used in) investing activities	(22,904)	55,034	(34,216)	(52,980)
Cash flows from financing activities:
Exercises of stock options	3,854	3,049	7,402	7,892
Repurchases of common stock	(49,328)	(96,058)	(154,365)	(295,642)
Payments of tax withholding obligations related to restricted stock	(1,945)	(1,560)	(5,412)	(4,346)
Deferred business acquisition payments	—	—	(2,600)	—
Excess tax benefits from stock-based compensation	—	1,312	—	2,344
Proceeds from credit agreement	19,000	—	30,000	—
Payments of credit agreement issuance costs	—	—	(351)	—
Net cash used in financing activities	(28,419)	(93,257)	(125,326)	(289,752)
Effect of exchange rate changes on cash and cash equivalents	628	128	834	(90)
Increase (decrease) in cash and cash equivalents	22,372	17,526	(30,879)	(233,784)
Cash and cash equivalents, beginning of period	48,703	67,026	101,954	318,336
Cash and cash equivalents, end of period	$71,075	$84,552	$71,075	$84,552

Supplemental disclosure of cash flow information:
Income taxes paid, net	$8,920	$16,742	$38,662	$41,742
Interest paid	1,417	920	3,456	2,499

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in thousands, except per share data)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2018	2017	2018	2017
Total expenses
GAAP total expenses (a)	$74,714	$67,004	$214,619	$196,192
Less:
Stock-based compensation (b)	(5,353)	(4,677)	(17,222)	(14,307)
Non-capitalized acquired technology (e)	—	—	—	(350)
Amortization of intangibles	(526)	(405)	(1,578)	(516)
Litigation judgment	—	—	(1,548)	—
Acquisition related fees	(378)	(31)	(706)	(493)

Non-GAAP total expenses	$68,457	$61,891	$193,565	$180,526

Income from operations
GAAP income from operations	$51,157	$52,273	$158,935	$163,069
Plus:
Stock-based compensation (b)	5,353	4,677	17,222	14,307
Non-capitalized acquired technology (e)	—	—	—	350
Amortization of intangibles	526	405	1,578	516
Litigation judgment	—	—	1,548	—
Acquisition related fees	378	31	706	493

Non-GAAP income from operations	$57,414	$57,386	$179,989	$178,735

Net income
GAAP net income	$37,835	$35,834	$110,668	$107,845
Plus:
Stock-based compensation (b)	5,353	4,677	17,222	14,307
Non-capitalized acquired technology (e)	—	—	—	350
Amortization of intangibles	526	405	1,578	516
Litigation judgment	—	—	1,548	—
Acquisition related fees	378	31	706	493
Less:
Income tax effect on Non-GAAP items (c)	(1,758)	(1,554)	(5,916)	(5,248)

Non-GAAP net income	$42,334	$39,393	$125,806	$118,263

Diluted income per share
GAAP diluted income per share	$0.52	$0.47	$1.51	$1.39
Plus:
Stock-based compensation (b)	0.06	0.06	0.24	0.18
Non-capitalized acquired technology (e)	—	—	—	—
Amortization of intangibles	0.01	0.01	0.02	0.01
Litigation judgment	—	—	0.02	—
Acquisition related fees	0.01	—	0.01	0.01
Less:
Income tax effect on Non-GAAP items (c)	(0.02)	(0.02)	(0.08)	(0.07)

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in thousands, except per share data)

Non-GAAP diluted income per share	$0.58	$0.52	$1.72	$1.52

Shares used in computing Non-GAAP diluted income per share	72,663	76,182	73,136	77,652

	Three Months Ended March 31,		Nine Months Ended March 31,
	2018	2017	2018	2017
Free Cash Flow
GAAP cash flow from operating activities	$73,067	$55,621	$127,829	$109,038

Purchase of property, equipment and leasehold improvements	(61)	(777)	(217)	(2,151)
Capitalized computer software development costs	57	(26)	(299)	(126)
Non-capitalized acquired technology (e)	—	—	75	846
Excess tax benefits from stock-based compensation (d)	—	1,312	—	2,344
Acquisition related fee payments	780	35	868	448
Litigation related payments	4,286	—	4,286	—
Free Cash Flow	$78,129	$56,165	$132,542	$110,399

(a) GAAP total expenses
	Three Months Ended March 31,		Nine Months Ended March 31,
	2018	2017	2018	2017
Total costs of revenue	$12,776	$12,267	$37,597	$35,352
Total operating expenses	61,938	54,737	177,022	160,840
GAAP total expenses	$74,714	$67,004	$214,619	$196,192

(b) Stock-based compensation expense was as follows:
	Three Months Ended March 31,		Nine Months Ended March 31,
	2018	2017	2018	2017
Cost of services and other	$345	$363	$1,119	$1,106
Selling and marketing	979	972	2,870	2,937
Research and development	1,892	1,618	5,679	4,177
General and administrative	2,137	1,724	7,554	6,087
Total stock-based compensation	$5,353	$4,677	$17,222	$14,307

(c) The income tax effect on non-GAAP items for the three and nine months ended March 31, 2018 is calculated utilizing the Company's blended statutory tax rate, of 28 percent.  The income tax rate used for the three and nine months ended March 31, 2018 reflects the impact of the Tax Cuts and Jobs Act signed into law on December 22, 2017, with an effective date of January 1, 2018.  The income tax effect on non-GAAP items for the three and nine months ended March 31, 2017 is calculated utilizing the Company's estimated federal and state tax rate.

(d) Excess tax benefits are related to stock-based compensation tax deductions in excess of book compensation expense and reduce the Company’s income taxes payable. The Company adopted ASU No. 2016-09, Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting (“ASU No. 2016-09”) effective July 1, 2017. The Company adopted the cash flow presentation prospectively, and accordingly, excess tax benefits from stock-based compensation of $1.2 million and $2.1 million is presented as an operating activity as a component of net income for the three and nine months ended March 31, 2018, respectively, while $1.3 million and $2.3 million of excess tax benefits from stock-based compensation is presented as a financing activity for the three and nine months ended March 31, 2017, respectively.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in thousands, except per share data)

(e) In the nine months ended March 31, 2017, the Company acquired technology that did not meet the accounting requirements for capitalization and therefore the cost of the acquired technology was expensed as research and development. The Company has excluded the expense of the acquired technology from non-GAAP operating income to be consistent with transactions where the acquired assets were capitalized. In the nine months ended March 31, 2018 and 2017, the Company has excluded payments of $0.1 million and $0.8 million, respectively, for non-capitalized acquired technology (including $0.1 million and $0.5 million, respectively, of final payments related to non-capitalized acquired technology from prior fiscal periods) from free cash flow to be consistent with the treatment of other transactions where the acquired assets were capitalized.